UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 22, 2020

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01

Entry into a Material Definitive Agreement.

On January 22, 2020, and effective as of January 10, 2020, School Specialty, Inc. (the “Company”) entered into (i) the Sixth Amendment to Loan Agreement and Forbearance Agreement among the Company, as borrower, certain of its subsidiaries, as guarantors, the financial institutions party thereto, as lenders and TCW Asset Management Company LLC, as the agent (the “Term Loan Amendment”), and (ii) the Ninth Amendment to Loan Agreement and Forbearance Agreement among the Company, certain of its subsidiary borrowers, Bank of America, N.A. and Bank of Montreal as lenders, and Bank of America, N.A., as agent for the lenders (the “ABL Amendment”), in order to, among other things: (1) extend the deadline to deliver at least one revised bid and a purchase documentation mark-up from a prospective purchaser providing for an Acceptable Transaction, as defined therein, from January 10, 2020 to January 31, 2020; and (2) extend the deadline to consummate an Acceptable Transaction, as defined therein, and cause full payment of the Obligations (as defined in the Term Loan Amendment), from January 31, 2020 to March 31, 2020.

The Term Loan Amendment and the ABL Amendment are filed as exhibits herewith and incorporated herein by reference.  The foregoing descriptions of the Term Loan Amendment and the ABL Amendment do not purport to be complete and are qualified in their entirety by the full text of such agreements.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Sixth Amendment to Loan Agreement and Forbearance Agreement, dated as of January 10, 2020, among the Company, as borrower, certain of its subsidiaries, as guarantors, the financial institutions party thereto, as lenders and TCW Asset Management Company LLC, as the agent.

10.2

Ninth Amendment to Loan Agreement and Forbearance Agreement, dated as of January 10, 2020, among the Company, certain of its subsidiary borrowers, Bank of America, N.A. and Bank of Montreal as lenders, and Bank of America, N.A., as agent for the lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: January 23, 2020	By: /s/ Kevin Baehler
Kevin Baehler Executive Vice President and Chief Financial Officer

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